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                                                                   EXHIBIT 10.17
                                                                          VIACOM

William A. Roskin
Senior Vice President
Human Resources and Administration
Tel 212-258-6230
Fax 212-846-1716

                                       December 1, 1998



Alva J. Phillips, Jr.
4721 Star Ridge Lane
Frisco, TX   75034


Dear Joe:

     This is to confirm our understanding that your employment agreement dated as of January 1, 1998 shall be amended to change the last day of the employment term from June 30, 2001 to June 30, 2002. Except as amended hereby, your employment agreement shall remain in full force and effect.

     Please sign and return the attached copy of this letter to indicate your agreement with the foregoing.

                                       Very truly yours,


                                       /s/ William A. Roskin



ACCEPTED AND AGREED:


/s/ Alva J. Phillips, Jr.
___________________________
   Alva J. Phillips, Jr.